================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:


                        (Date of earliest event reported)
                                NOVEMBER 9, 2005

                          ----------------------------

                     AMERICAN ORIENTAL BIOENGINEERING, INC.
               (Exact name of registrant as specified in charter)

                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)

              0-29785                                         84-0605867
      (Commission File Number)                               (IRS Employer
                                                          Identification No.)

                                NO.308 XUEFU ROAD
                            NANGANG DISTRICT, HARBIN,
                                  CHINA, 150086
              (Address of Principal Executive Offices and zip code)
                                86-451-8666-6601
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

================================================================================

ITEM 8.01  OTHER EVENTS.

         On November 9, 2005, American Oriental Bioengineering, Inc. (the "Company") issued a press release announcing it has applied for the dual listing of its common stock on the Archipelago Exchange, a facility of the Pacific Exchange. The Company's common stock is currently listed on the American Stock Exchange under the symbol "AOB." A copy of the press release is furnished as
Exhibit 99.1 hereto.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.
             ---------

Exhibit Number                Description
--------------                -----------

    99.1 Press release, dated November 9, 2005, announcing the Company's Application for Dual Listing on the Archipelago Exchange.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AMERICAN ORIENTAL
                                   BIOENGINEERING, INC.


Date:  November 9, 2005            By: /s/ Yanchun Li
                                       -----------------------------------------
                                       Name:  Yanchun Li
                                       Title: Chief Operating Officer and Acting
                                              Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number                Description
--------------                -----------

    99.1 Press release, dated November 9, 2005, announcing the Company's Application for Dual Listing on the Archipelago Exchange.